Certain information in this document has been omitted pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) is the type that the company treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

Exhibit 10.12

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this

“Amendment”), dated as of December 7, 2022, by and among SLR Investment Corp., a Maryland corporation, (“SLR”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), the lenders party hereto including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and Alimera Sciences, Inc., a Delaware corporation (“Borrower”).

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders, and Collateral Agent are parties to that certain Loan and Security Agreement, dated as of December 31, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of May 1, 2020, by that certain Second Amendment to Loan and Security Agreement dated as of March 30, 2021, by that certain Third Amendment to Loan and Security Agreement dated as of February 22, 2022, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan and Security Agreement”).

WHEREAS, Borrower has requested certain amendments to the Loan and Security Agreement as more fully set forth herein and Collateral Agent and the Lenders are willing to agree to such request, subject to and in accordance with the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders, and Collateral Agent hereby agree as follows:

1.	DEFINITIONS; INTERPRETATION.

(a) Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

2.	AMENDMENTS TO LOAN AND SECURITY AGREEMENT.

(a)	The Loan and Security Agreement shall be amended as follows:

(i) Section 1.4. Section 1.4 of the Loan Agreement is hereby amended and restated by amending and restating the following definition in its entirety as follows:

“Amortization Date” is April 1, 2023; provided that the Amortization Date may, upon Borrower’s request and in consultation with the Lenders, be extended to July 1, 2023 in each of the Lenders’ sole discretion. Notwithstanding the foregoing or any other provision herein, after December 31, 2021, the Amortization Date shall be the first Payment Date following any Event of Default under Section 8.2(a) due to the failure to comply with Section 7.13.

(ii) Section 7.13. Section 7.13(a) of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(a) Minimum Revenue Amount. Permit revenues (under GAAP) from the sale in the ordinary course of business to third party customers of ILUVIEN by Borrower, on a trailing six (6) month basis, tested at November 30, 2020 (the “Interim Revenue Testing Date”) for the trailing six (6) month period then ended and subsequently tested at the end of each quarter

US-DOCS\137808208.5

US-DOCS\137808208.5

thereafter, to be less than the applicable Minimum Revenue Amount set forth below for such testing date:

Testing Date:	Minimum Revenue Amount:
November 30, 2020	$[***]
December 31, 2020	$[***]
March 31, 2021	$[***]
June 30, 2021	$[***]
September 30, 2021	$[***]
December 31, 2021	$[***]
March 31, 2022	$[***]
June 30, 2022	$[***]
September 30, 2022	$[***]
December 31, 2022	$[***]
March 31, 2023	$[***]
June 30, 2023	$[***]
September 30, 2023	$[***]
December 31, 2023	$[***]
March 31, 2024 and the last day of each quarter thereafter

[***]% of projected revenues in accordance with an annual plan submitted by Borrower to Collateral Agent by January 15th of such year (i.e., January 15, 2024 for the 2024 quarterly covenants), such plan to be thereafter approved by

Borrower’s board of directors and Collateral Agent in its sole discretion no later than February 28 of such year.

(b) References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon satisfaction of each of the conditions specified below:

(a) This Amendment. Collateral Agent shall have received one or more counterparts of this Amendment, duly executed, completed and delivered by Collateral Agent, each Lender and Borrower;

(b) Fees and Expenses. Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 9, (ii) all other fees, costs and expenses, if any, due and payable as of the date of this Amendment under the Loan and Security Agreement, and (iii) an amendment fee of $112,500 to the Collateral Agent for and on behalf of the Lenders (the “Amendment Fee”), which Amendment Fee shall be received by Collateral Agent within three (3) Business Days of the date hereof;

(c) Representations and Warranties; No Default. As of the date of this Amendment, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i) The representations and warranties contained in Section 4 of this Amendment shall be true and correct on and as of the date of this Amendment as though made on and as of such date; and

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(ii)	There exist no Default or Events of Default; and

(d) Collateral Agent shall have received all other documents and instruments as Collateral Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Amendment.

For the avoidance of doubt, the Amendment Fee shall be fully earned on the date so paid, non-refundable for any reason and payable to the Lenders in accordance with their respective Pro Rata Shares.

4. REPRESENTATIONS AND WARRANTIES. To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided,  however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that there has not been and there does not exist a Material Adverse Change; (c) reserved; (d) Collateral Agent and the Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Collateral Agent and the Lenders pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent and the Lenders; (e) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (f) the execution, delivery and performance of this Amendment by Borrower will not (i) conflict with Borrower’s organizational documents, including its Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable material order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its property or assets may be bound or affected, and (iv) constitute an event of default under any material agreement by which Borrower or any of its properties is bound, the termination or noncompliance with which could reasonably be expected to have a Material Adverse Change. For the purposes of this Section, each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

5.	LOAN DOCUMENTS OTHERWISE NOT AFFECTED; REAFFIRMATION; NO

NOVATION.

(a) Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(b) Borrower hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan and Security Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, and with effect from (and including) the date hereof, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the consent and waiver expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan and Security Agreement, and (5) agrees that the Loan and Security Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

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(c) This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (for the ratable benefit of the Secured Parties) security titles to or other liens on any Collateral for the Obligations.

6. CONDITIONS. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to date hereof specifying its objection thereto.

7. RELEASE. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8. NO RELIANCE. Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

9. COSTS AND EXPENSES. Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the date hereof to the extent invoiced on or prior to the date hereof), the out-of- pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including reasonable allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof or after such date.

10. BINDING EFFECT. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

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12. COMPLETE AGREEMENT; AMENDMENTS. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

13. SEVERABILITY OF PROVISIONS. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

14. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Consent. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

15. LOAN DOCUMENTS. This Amendment and the documents related thereto shall constitute Loan Documents.

16.	ELECTRONIC EXECUTION OF CERTAIN OTHER DOCUMENTS. The words

“execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:

ALIMERA SCIENCES, INC.

By:  /s/ Rick Eiswirth

Name: Rick Eiswirth

Title: President and Chief Executive Officer

[Signature Page to Fourth Amendment to Loan and Security Agreement]

[Signature Page to Fourth Amendment to Loan and Security Agreement]

COLLATERAL AGENT AND LENDER: SLR INVESTMENT CORP.

By:  /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Security Agreement]

[Signature Page to Fourth Amendment to Loan and Security Agreement]

LENDERS:

SUNS SPV LLC

By:  /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC

By:  /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND BDC SPV LLC

By:  /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By:  /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP SF DEBT FUND LP

By:  /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP CAYMAN DEBT MASTER FUND SPV LLC

By:  /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SLR CP SF DEBT FUND SPV LLC

By:  /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Security Agreement]

[Signature Page to Fourth Amendment to Loan and Security Agreement]